          COMMON STOCK                                                                              COMMON STOCK
             NUMBER                                                                                    SHARES
              ARDM                                      ARADIGM

THIS CERTIFICATE IS TRANSFERABLE             INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
 IN BOSTON, MA OR NEW YORK, NY                   THE STATE OF CALIFORNIA                       TO RIGHTS, PREFERENCES,
                                                                                          PRIVILEGES AND RESTRICTIONS, IF ANY

                                                                                                  CUSIP 038505 10 3



     THIS CERTIFIES THAT








      is the record holder of

                        FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                                                  ARADIGM CORPORATION

      transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
      This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
         WITNESS the facsimile signatures of its duly authorized officers.


         Dated:






                   VICE PRESIDENT AND SECRETARY                                            PRESIDENT





COUNTERSIGNED AND REGISTERED:
   THE FIRST NATIONAL BANK OF BOSTON
            TRANSFER AGENT AND REGISTRAR


BY


                    AUTHORIZED SIGNATURE



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
        A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of
Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT - __________________________Custodian_________________________
TEN ENT - as tenants by the entireties                                    (Cust)                           (Minor)
JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
          survivorship and not as tenants                       Act_________________________________________________________
          in common                                                                       (State)
                                            UNIF TRF MIN ACT  - ___________________________Custodian (until age_____________)
                                                                           (Cust)
                                                                ___________________________ under Uniform Transfer
                                                                           (Minor)
                                                                to Minors Act_______________________________________________
                                                                                               (State)

    Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE
/                                    /

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________


                                      X ________________________________________

                                      X ________________________________________
                                NOTICE. THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.